Exhibit 99.1

LONE STAR GATHERING, L.P.

FINANCIAL REPORT

DECEMBER 31, 2007 AND 2006

C O N T E N T S

INDEPENDENT AUDITOR’S REPORT

To the Partners of

Lone Star Gathering, L.P.

Irving, Texas

We have audited the accompanying balance sheets of Lone Star Gathering, L.P. (the Partnership) as of December 31, 2007 and 2006, and the related statements of operations and changes in partners’ capital, and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Lone Star Gathering, L.P. at December 31, 2007 and 2006, and the results of its operations and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

WEAVER AND TIDWELL, L.L.P.

Fort Worth, Texas

April 7, 2008

LONE STAR GATHERING L.P.

BALANCE SHEETS

DECEMBER 31, 2007 AND 2006

	2007	2006
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$8,338,217	$1,160,686
Short term investments	125,941	25,000
Accounts receivable	1,834,586	132,193
Inventory	24,149	—
Prepaids and deposits	203,846	284,506

Total current assets	10,526,739	1,602,385
PROPERTY AND EQUIPMENT, net	64,204,648	39,789,062
OTHER ASSETS
Debt issue costs	554,027	421,362
Deposits	11,438	10,330

	565,465	431,692
TOTAL ASSETS	$75,296,852	$41,823,139

LIABILITES AND PARTNERS’ CAPITAL
CURRENT LIABILITIES
Accounts payable	$4,091,869	$7,021,953
Deferred revenue	552,000	—
Accrued expenses	333,696	55,218

Total current liabilities	4,977,565	7,077,171
LONG-TERM LIABILITIES
Notes payable	23,558,333	18,958,333

PARTNERS’ CAPITAL	46,760,954	15,787,635

TOTAL LIABILITIES AND PARTNERS’ CAPITAL	$75,296,852	$41,823,139

The Notes to Financial Statements are an integral part of these statements.

LONE STAR GATHERING L.P.

STATEMENTS OF OPERATIONS AND CHANGES IN PARTNERS’ CAPITAL

YEARS ENDED DECEMBER 31, 2007 AND 2006

	2007	2006
REVENUES
Transportation fees	$806,577	$427,525
AIC fees	872,420	131,747
Other fees	1,314,763	—

Total revenues	2,993,760	559,272
COSTS AND EXPENSES
Operating expenses	1,673,272	1,180,089
Depreciation	4,767,305	945,709
Amortization	1,234,835	34,578
Interest expense	2,602,836	11,878
Sales, general, and administrative expenses	1,648,720	734,329

Total expenses	11,926,968	2,906,583

OTHER INCOME (EXPENSE)	271,305	—

Net loss	(8,661,903)	(2,347,311)
PARTNERS’ CAPITAL, BEGINNING BALANCE	15,787,635	4,584,946
Issuance of partnership interest related to credit agreement	—	5,500,000
Contributions	39,635,222	—
Distributions	—	8,050,000

PARTNERS’ CAPITAL, ENDING BALANCE	$46,760,954	$15,787,635

The Notes to Financial Statements are an integral part of these statements.

LONE STAR GATHERING L.P.

STATEMENTS OF CASH FLOWS

YEARS ENDED DECEMBER 31, 2007 AND 2006

	2007	2006
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(8,661,903)	$(2,347,311)
Adjustments to reconcile net loss to net cash provided by operating activities:
Amortization of debt issue costs	1,234,835	34,578
Depreciation	4,767,305	945,709
Accrued interest income	(941)	—
Changes in operating assets and liabilities:
Accounts receivable	(1,702,393)	(13,663)
Prepaids, deposits and other assets	79,552	(151,263)
Deferred revenue	552,000	—
Inventory	(24,149)	—
Accounts payable	(2,930,084)	6,160,338
Accrued liabilities	278,478	55,218

Net cash provided by (used in) operating activities	(6,407,300)	4,683,606
CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of short term investments	(100,000)	(25,000)
Purchase of property and equipment	(29,182,891)	(35,092,980)

Net cash used in investing activities	(29,282,891)	(35,117,980)
CASH FLOWS FROM FINANCING ACTIVITIES
Partners’ contributions	39,635,222	8,050,000
Borrowings on debt	3,500,000	24,000,000
Debt issuance cost	(267,500)	(455,940)

Net cash provided by financing activities	42,867,722	31,594,060
NET INCREASE IN CASH	7,177,531	1,159,686
CASH AND CASH EQUIVALENTS, beginning of year	1,160,686	1,000

CASH AND CASH EQUIVALENTS, end of year	$8,338,217	$1,160,686

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
Interest paid (net of capitalized interest)	$2,602,167	$—

The Notes to Financial Statements are an integral part of these statements.

LONE STAR GATHERING L.P.

NOTES TO FINANCIAL STATEMENTS

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Business

Lone Star Gathering, L.P. (the Partnership) was formed on March 17, 2005 to provide gathering, compression, dehydration and processing services for natural gas producers in the North Texas area. The Partnership focuses on transporting the gas from the wells to the gathering system to prepare it for commercial and residential use.

Cash and Cash Equivalents

For purposes of the statements of cash flows, the Partnership considers all temporary cash investments purchased with a maturity of three months or less and certificates of deposit to be cash equivalents. Certificates of deposit with original maturities over three months are classified as short-term investments. Cash equivalents and short-term investments are stated at cost because that approximates market value. At December 31, 2007 and 2006, the Company held certificates of deposit in the amount of $125,941 and $25,000, respectively.

Concentration of Credit Risk

For the years ended December 31, 2007 and 2006, approximately 64% and 70%, respectively, of the Partnership’s revenue was derived from three customers.

Allowance for Doubtful Accounts

The allowance for doubtful accounts is maintained at a level considered adequate to provide for losses that can be reasonably anticipated. Management determines the adequacy of the allowance based upon reviews of individual accounts, historical losses, existing economic conditions and other pertinent factors. Accounts considered uncollectible are charged to the allowance. Management believes that all receivables are collectible and no allowance has been provided as of December 31, 2007.

Property and Equipment

Property and equipment are stated at cost. Depreciation of property and equipment is provided using the straight-line method for financial reporting purposes at rates based on the following estimated useful lives:

Gathering systems	10 years
Furniture, fixtures and computer equipment	3 to 5 years
Leasehold improvements	3 years
Auto/transportation equipment	3 to 5 years

LONE STAR GATHERING L.P.

NOTES TO FINANCIAL STATEMENTS

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – CONTINUED

Property and Equipment – continued

Expenditures for major renewals and betterments that extend the useful lives of property and equipment are capitalized. Repairs to the gathering equipment are charged to repairs and maintenance.

Debt Issue Costs

The Partnership amortizes debt issuance costs over the life of the related debt. The original debt issuance cost was $723,440 and at December 31, 2007 the unamortized balance was $554,027. For the years ending December 31, 2007 and 2006, the Partnership had $134,835 and $34,578, respectively, in amortization expense relating to the debt issuance costs.

Future amortization of debt issuance costs is as follows:

2008	$158,294
2009	158,294
2010	158,294
2011	79,145

$554,027

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Advertising

Advertising costs are expensed as incurred. Approximately $28,000 and $18,000 is included in selling, general and administrative expenses for the years ended December 31, 2007 and 2006, respectively.

Inventory

Inventory consists of materials for pipeline construction recorded at cost.

LONE STAR GATHERING L.P.

NOTES TO FINANCIAL STATEMENTS

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – CONTINUED

Revenue Recognition

The Partnership recognizes revenue based upon volume carried by the gathering system and is recorded in the month earned. From time to time, the Partnership will construct small pipelines from the well head to the main line as well as installation of gas lift meters. The revenue associated with these lines is recorded when the construction is completed and the pipeline is placed in service. Other types of revenue relating to gas lift are recorded monthly based on volume measured.

Equity Based Compensation

In December 2004, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 123R (FAS-123R), Share-Based Payment, which is a revision of Statement of Financial Accounting Standards No. 123 (FAS-123), Accounting for Stock-Based Compensation. FAS-123R addresses the accounting for share-based payment transactions in which a company receives goods or services in exchange for (a) equity instruments of the company or (b) liabilities that are based on the fair value of the company’s equity instruments or that may be settled by the issuance of such equity instruments. FAS-123R focuses primarily on accounting for transactions in which a company obtains employee services in share-based payment transactions. The Statement eliminates the ability to account for share-based compensation transactions using Accounting Principles Board Opinion No. 25 (APB-25), Accounting for Stock Issued to Employees, and generally requires that such transactions be accounted for using a fair-value-based method.

The Partnership was required to implement the provisions of FAS-123R effective January 1, 2006 and determined the incentive allocation provisions in the Partnership Agreement are considered to be a “profits interest” that should be accounted for under FAS-123R as a “liability award” due to the payouts being inconsistent with the equity ownership of the Partnership and most likely being settled with cash upon sale of the Partnership. The Partnership has elected, as provided for in paragraph 38 of FAS-123R, to value the liability, if any, using the intrinsic value method. The management of the Partnership has determined that the “profits interest” has no intrinsic value as of December 31, 2006 based on the Partnership’s accumulated deficit since inception and the requirement to return capital to the original partners prior to the holders of the incentive allocations to participate in distributions made by the Partnership. Under the intrinsic value method, the management of the Partnership will re-measure the “profits interest” at each reporting date to determine if a liability has been incurred. The “profits interest” was terminated in July 2007.

LONE STAR GATHERING L.P.

NOTES TO FINANCIAL STATEMENTS

NOTE 2. PROPERTY AND EQUIPMENT

At December 31, 2007, and 2006, property and equipment consisted of the following:

	2007	2006
Carr Gathering System	$8,794,562	$5,480,050
Rio Vista Gathering System	13,874,483	7,857,945
Southern Barnett Loop (SBL)	33,491,295	27,540,201
Whitney Mainline	13,308,415	—
WIP-Aid in Construct	221,819	—
Field Equipment	26,418	—
Furniture and fixtures	101,622	11,852
Computer and telephone equipment	61,486	25,728
Vehicles	29,913	29,913
Leasehold improvements	24,374	5,807

	69,934,387	40,951,496
Accumulated depreciation	(5,729,739)	(962,434)

	$64,204,648	$39,989,062

Depreciation expense on property and equipment was $4,767,305 and $945,709 for the years ended December 31, 2007 and 2006, respectively.

NOTE 3. LONG-TERM NOTES PAYABLE

In July of 2006, the Partnership entered into a credit agreement to provide up to $50,000,000 in financing for the construction of the Partnership’s pipeline assets. The initial loan amount was $24,000,000, which was drawn by the Partnership prior to December 31, 2006. The credit agreement carries an interest rate based on the Adjusted Eurodollar Rate plus 7.50% (13% at December 31, 2007) and is secured substantially by all of the Partnership’s assets. Interest payments are required on a quarterly basis with all outstanding principal due at maturity, which is July 31, 2011. The remaining portion of the credit facility is available to the Partnership upon request by the Partnership and approval by the lenders.

In May of 2007, the Partnership secured an additional $3,500,000 in financing for construction of additional pipeline assets. The additional financing has the same terms and rate as the original $50,000,000.

The credit agreement includes certain financial covenants with which the Partnership was not in compliance with at December 31, 2007.

Total interest incurred under the credit agreement for the years ended December 31, 2007 and 2006 was $3,358,063 and $735,228, respectively, including $755,217 and $723,350 that was capitalized as part of the constructed pipeline assets.

LONE STAR GATHERING L.P.

NOTES TO FINANCIAL STATEMENTS

NOTE 3. LONG-TERM NOTES PAYABLE – CONTINUED

As part of the credit agreement, partnership interests in the general partner of the partnership were issued to the lender. The Partnership has recorded the partnership interest as partners’ capital at its estimated fair value at the date of issuance. A corresponding amount was recorded as debt discount and is being amortized as additional interest expense over the life of the credit agreement. The unamortized debt discount at December 31, 2007 and 2006 was $3,941,667 and $5,041,667, respectively.

NOTE 4. INCOME TAXES

The Partnership elected to be treated as a partnership for tax purposes. Accordingly, no provision or liability for federal or state income taxes is reflected in the accompanying financial statements. Instead, the partners of the Partnership are liable for individual federal or state income taxes on their respective shares of the Partnership’s taxable income.

NOTE 5. COMMITMENTS

The Company leases a facility and equipment under operating leases. Minimum annual rental commitments at December 31, 2007 under non-cancelable operating leases are as follows:

2008	$1,496,974
2009	592,558
2010	206,052
2011	206,052
2012	206,052
Thereafter	789,080

Total	$3,496,768

All lease payments are charged to operations as they are made. Expenses incurred for all operating leases during the years ended December 31, 2007 and 2006 were $685,133 and $763,906, respectively.

LONE STAR GATHERING L.P.

NOTES TO FINANCIAL STATEMENTS

NOTE 6. RELATED PARTY TRANSACTIONS

The Partnership incurred expenses for management services in the amount of $45,500 for the year ended December 31, 2006 to a company related through common ownership.

Included in accounts receivable at December 31, 2006 is $45,829 from a related party. Revenue from this same related party during the years ended December 31, 2007 and 2006 was $85,392 and $203,180, respectively. The related party was no longer a related party beginning July 2007.

The Partnership subleases office space from a related party through common ownership on a month to month basis. Rent expense for the years ended December 31, 2007 and 2006 was $74,835 and $44,575, respectively.

NOTE 7. CONTINGENCIES

The Partnership currently has an outstanding dispute with a third party construction company asserting that the Partnership failed to pay stand-by fees and other charges under the contract. The outstanding dispute is currently in discovery. Management intends to vigorously defend the claim and believes the ultimate outcome will not have a material adverse impact to the financial statements.